SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009

WORLDSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	000-51466	52-1732881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8515 Georgia Avenue, Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

(301) 960-1200

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As previously disclosed, on October 17, 2008, WorldSpace, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Borrowers”), filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the District of Delaware. In connection with these proceedings, on November 5, 2008, the Borrowers entered into a Senior Secured Super Priority Priming Debtor in Possession Credit Agreement (the “DIP Credit Agreement”) with Citadel Energy Holdings LLC, Highbridge International LLC, OZ Master Fund, Ltd., and Silver Oak Capital LLC, as lenders (collectively, the “Lenders”).

On January 6, 2009, the Borrowers obtained the necessary authorizations to amend the terms of the DIP Credit Agreement to extend the final maturity date of the DIP Credit Agreement and a related deadline for the completion of their sales process to January 29, 2009. The Borrowers and the Lenders subsequently executed Amendment No. 1 to the DIP Credit Agreement, dated as of January 6, 2009 (the “First Amendment”).

On January 30, 2009, the Borrowers obtained the necessary consents to amend the terms of the DIP Credit Agreement and a related deadline for the completion of their sales process to February 6, 2009. The Borrowers and Lenders subsequently executed a Bridge Amendment to Debtor in Possession Credit Agreement, dated as of January 29, 2009 (the “Bridge Amendment”).

On February 6, 2009, the Borrowers obtained the necessary authorizations to further amend the terms of the DIP Credit Agreement to, among other things, extend the maturity date of the DIP Credit Agreement and a related deadline for the completion of their sales process to February 27, 2009. The Borrowers and the Lenders subsequently executed Amendment No. 2 to the DIP Credit Agreement, dated as of February 6, 2009 (the “Second Amendment”).

The foregoing descriptions of the First Amendment, the Bridge Amendment and the Second Amendment are qualified in their entirety to the texts of the First Amendment, the Bridge Amendment and the Second Amendment, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibit is filed as part of this report:

Exhibit 10.1	Amendment No. 1, dated January 6, 2009.

Exhibit 10.2	Bridge Amendment to Debtor in Possession Credit Agreement, dated as of January 29, 2009.

Exhibit 10.3	Amendment No. 2, dated February 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2009

WORLDSPACE, INC. (Registrant)

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Executive Vice President, General and Secretary

EXHIBIT INDEX

Number	Exhibit

Exhibit 10.1	Amendment No. 1, dated January 6, 2009.

Exhibit 10.2	Bridge Amendment to Debtor in Possession Credit Agreement, dated as of January 29, 2009.

Exhibit 10.3	Amendment No. 2, dated February 6, 2009.